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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 7, 1998

                       DISPATCH MANAGEMENT SERVICES CORP.

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               (Exact name of registrant as specified in charter)

         Delaware                  000-23349                 13-3967426
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     (State or other              (Commission)              (IRS Employer
     jurisdiction of              File Number)           Identification No.)
      incorporation

  65 West 36th Street, New York, New York                              10018
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 (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code               (212) 268-2910


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          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


a)    Financial Statements of Business Acquired

      Consolidated financial statements of Delta Air & Road Transport PLC ("Delta") as of March 31, 1997 and for the year then ended (audited) and as of March 31, 1997 and as of December 31, 1997, and for the nine months ended Decmber 31, 1997 and 1996.*

B)    Pro Forma Financial Information

      Pro forma financial information as of March 31, 1998 and for the three months ended March 31, 1998 and 1997, and for the year ended December 31, 1997.*


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*     Previously filed in a registration statement on Form S-4, filed on May 26,
      1998 (File No. 333-45407), and omitted pursuant to General Instruction B.3 of Form 8-K.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DISPATCH MANAGEMENT SERVICES CORP.


                                    /s/ Marko Bogoievski
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                                    By: Marko Bogoievski
                                        Chief Financial Officer

Dated: August 14, 1998